Crawford & Company Second Quarter 2020 Earnings Conference Call

Forward-Looking Statements and Additional Information Introduction Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, loss on disposition of business, arbitration and claim settlements, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

1.6 Million Claims handled worldwide $18+ Billion Claims managed annually CRD-A & CRD-B Traded on NYSE 9,000 Total employees The world’s largest publicly listed independent provider of global claims management solutions. Organized across global service lines: P&C adjusting solutions (Crawford Claims Solutions) Large and complex claims (Global Technical Services) Global TPA solutions (Broadspire) Managed repair services (Contractor Connection) Introduction Crawford & Company

Introduction Non-GAAP (1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. Second Quarter 2020 Financial Highlights GAAP $ 234.4 Million Revenues before reimbursements $ 5.9 Million Net income attributable to shareholders $ 240.2 Million Revenues before reimbursements 1 $ 18.7 Million Adjusted operating earnings 1 7.8% Adjusted operating margin 1   $ 25.9 Million Consolidated adjusted EBITDA 1 10.8% EBITDA as % of revenue 1

External Factors Weather And Economic Indicators A return to normal weather activity allowed the Company to capitalize on recent client wins We remain cautiously optimistic about the Company’s financial performance in light of the COVID-19 pandemic Catastrophic weather activity led to new business from several new large carriers Benefited from increased volume of business interruption (BI) claims in U.K. and event cancellation claims in U.K. and Europe Reduced business activity caused a slowdown in the TPA business and Canada

Impact Across Our Global Service Lines (GSLs) Claims Volume Crawford Specialty Solutions Contractor Connection Crawford TPA Solutions Crawford Claims Solutions   Momentum building from new clients, with first $1 million month in June from our major carrier win Decreased economic activity is a headwind for our TPA business Dallas claims facility is operational, expanding to fully utilize its capacity before fall WeGoLook saw the highest number of assignments in June than ever before Onboarded an additional top ten carrier in June and are receiving assignments GTS Increase in COVID-related claims for workers’ compensation from two healthcare clients Use of telemedicine during the quarter provided additional revenue stream Increased frequency of cyber claims across Asia and Europe Saw largest amount of monthly assignments in May in the business’s history Implementing our largest U.S. program win to date Growth driven by a rise in claims tied to event cancellations and COVID-19

Customer Excellence New Business Momentum Continued RFP activity, winning $23.6 million of new business Sales Pipeline Net Promoter Score Collected 238 NPS scores, marking the record for a single quarter, with an overall score of 40 New and Renewal Business Activity TPA saw several new business wins totaling $11.2 million in annualized revenue and 97% renewal rate from existing business CCS is continuing to ramp the new major carrier win from the first quarter Contractor Connection saw renewed contracts from top clients in U.S. and Canada GTS saw annual renewal revenue of $5.3 million in U.S. Over $250 million of new business in the pipeline Continued sales momentum, gaining traction from all-size carriers Signifies a high level of customer satisfaction

Disciplined Capital Allocation Our Capital Allocation Strategy Strong financial position with liquidity surpassing expectations Continuing to evaluate share repurchases as a component of our capital allocation strategy Low leverage ratio of 1.57x EBITDA Increased dividend to $0.04 per share for CRD-A and CRD-B Increased operating cash flow by 40% over last year’s levels

COVID-19 Workforce Client Impact Diversity & Inclusion Market Leadership Remain committed to protecting the safety and well-being of our workforce allowing them to successfully serve our clients Continue to deliver on our mission and promise to be there for our clients when they need to lean on us the most Foster a safe and inclusive working environment where employees can be authentic and offer unique experiences and perspectives Prioritize growth, people and system readiness, and fiscal responsibility to further advance our competitive position Update On Our Response To COVID-19 Continuing to demonstrate our resilience despite the significant challenges presented by COVID-19

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. Financial Results Second Quarter 2020 Financial Summary Quarter Ended June 30, June 30, ($ in millions, except per share amounts) 2020 2019 % Change Revenues $234.4 $256.9 (9)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $240.2 $256.9 (7)% Net Income Attributable to Shareholders of Crawford & Company $5.9 $2.6 123% Diluted Earnings per Share CRD-A $0.11 $0.06 83% CRD-B $0.11 $0.04 175% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.16 $0.21 (24)% CRD-B $0.16 $0.19 (16)% Adjusted Operating Earnings 1 $18.7 $22.5 (17)% Adjusted Operating Margin 1 7.8% 8.8% (100)bps Adjusted EBITDA 1 $25.9 $31.2 (17)% Adjusted EBITDA Margin 1 10.8% 12.1% (130)bps

Financial Results Crawford TPA Solutions Segment Highlights Three months ended (in thousands, except percentages) June 30, 2020 June 30, 2019 Variance 2020 Based on 2019 rates Variance Revenues $86,725 $99,518 (12.9%) $87,603 (12.0%) Direct expenses 66,963 75,840 (11.7%) 67,556 (10.9%) Gross profit 19,762 23,678 (16.5%) 20,047 (15.3%) Indirect expenses 16,591 18,652 (11.0%) 16,835 (9.7%) Operating earnings $3,171 $5,026 (36.9%) $3,212 (36.1%) Gross profit margin 22.8% 23.8% (1.0%) 22.9% (0.9%) Operating margin 3.7% 5.1% (1.4%) 3.7% (1.4%) Total cases received 183,420 197,013 (6.9%) Full time equivalent employees 3,047 3,170 (3.9%) Operating Results (2Q 2020 v. 2Q 2019) Revenues of $86.7 million versus $99.5 million Constant dollar revenues of $87.6 million Gross profit of $19.8 million versus $23.7 million Gross profit margin of 22.8% versus 23.8% Operating earnings of $3.2 million versus $5.0 million Operating margin of 3.7% versus 5.1% Highlights Renewed 97% of our revenue YTD COVID-19 prompted service innovation and increased use of telemedicine services Advancing technology solutions

Financial Results Crawford Claims Solutions Segment Highlights Three months ended (in thousands, except percentages) June 30, 2020 June 30, 2019 Variance 2020 Based on 2019 rates Variance Revenues $81,451 $86,003 (5.3%) $84,252 (2.0%) Direct expenses 62,447 66,450 (6.0%) 64,347 (3.2%) Gross profit 19,004 19,553 (2.8%) 19,905 1.8% Indirect expenses 16,215 17,843 (9.1%) 16,861 (5.5%) Operating earnings $2,789 $1,710 63.1% $3,044 78.0% Gross profit margin 23.3% 22.7% 0.6% 23.6% 0.9% Operating margin 3.4% 2.0% 1.4% 3.6% 1.6% Total cases received 109,212 121,794 (10.3%) Full time equivalent employees 2,787 2,899 (3.9%) Operating Results (2Q 2020 v. 2Q 2019) Revenues of $81.5 million versus $86.0 million Constant dollar revenues of $84.3 million Gross profit of $19.0 million versus $19.6 million Gross profit margin of 23.3% versus 22.7% Operating earnings of $2.8 million versus $1.7 million Operating margin of 3.4% versus 2.0% Highlights Continuing to ramp up major carrier win from the first quarter Strong performance in U.S. and U.K. Providing data driven, topical, and actionable insights to market Enhanced digital platform

Financial Results 13

Crawford Specialty Solutions Segment Highlights

Highlights

- **GTS**
  - Implementing largest U.S. program to date
  - Actively recruiting adjuster teams globally
  - Pursuing large scale BI opportunities
- **Contractor Connection**
  - Saw largest monthly assignments in May in the business's history
  - Onboarded a top ten carrier in June
  - Enhanced decontamination services and launched a new commercial property modification service

Operating Results (2Q 2020 v. 2Q 2019)

- Revenues of $66.2 million versus $71.4 million
- Constant dollar revenues of $68.4 million
- Gross profit of $25.1 million versus $25.2 million
- Gross profit margin of 37.9% versus 35.3%
- Operating earnings of $14.0 million versus $12.6 million
- Operating margin of 21.1% versus 17.7%

	Three months ended				
(in thousands, except percentages)	**June 30, 2020**	June 30, 2019	Variance	**2020 Based on 2019 rates**	Variance
Revenues	**$66,240**	$71,360	(7.2%)	**$68,393**	(4.2%)
Direct expenses	**41,157**	46,137	(10.8%)	**42,585**	(7.7%)
Gross profit	**25,083**	25,223	(0.6%)	**25,808**	2.3%
Indirect expenses	**11,090**	12,611	(12.1%)	**11,535**	(8.5%)
Operating earnings	**$13,993**	$12,612	10.9%	**$14,273**	13.2%
Gross profit margin	**37.9%**	35.3%	2.6%	**37.7%**	2.4%
Operating margin	**21.1%**	17.7%	3.4%	**20.9%**	3.2%
Total cases received	**75,866**	83,650	(9.3%)		
Full time equivalent employees	**1,404**	1,476	(4.9%)		

Crawford

Additional Financial Matters in the Second Quarter 2020 Financial Results Estimate negative impact on revenues of $22 to $26 million Expect ongoing global economic slowdown from the pandemic may impact results in one or more future quarters Income Tax Impact of First Quarter Goodwill Impairment Recognized non-cash goodwill impairment charge in the first quarter Unallocated Corporate and Shared Costs Canada Emergency Wage Subsidy Unallocated corporate costs of $1.7 million Sold 51% Stake in Lloyd Warwick International (LWI) Sold for initial cash proceeds of $23.2 million Increase driven by CEO transition costs, severance, and self-insurance expenses Estimated COVID-19 Impact on Revenues Second quarter operating earnings includes a total of $4.3 million in benefits from the Canada Emergency Wage Subsidy Expect to result in net gain of $10 to $12 million, transaction will be recognized in third quarter 2020 Decreased income tax benefit by $2.2 million, or $0.04 per share during the second quarter

(1) See Appendix for non-GAAP explanation and reconciliation Financial Results Balance Sheet Highlights Unaudited ($ in thousands) June 30, 2020 December 31, 2019 December 31, 2019 December 31, 2018 Change Change Cash and cash equivalents $ 59,958 $ 51,802 $ 8,156 Accounts receivable, net 120,941 128,217 (7,276) Unbilled revenues, net 106,335 103,894 2,441 Total receivables 227,276 232,111 (4,835) Goodwill 62,086 80,642 (18,556) Intangible assets arising from business acquisitions, net 68,815 75,083 (6,268) Deferred revenues 51,721 52,368 (647) Pension liabilities 58,388 65,909 (7,521) Short-term borrowings and current portion of finance leases 39,925 28,546 11,379 Long-term debt, less current portion 155,649 148,408 7,241 Total debt 195,574 176,954 18,620 Total stockholders' equity attributable to Crawford & Company 145,495 159,317 (13,822) Net debt 1 135,616 125,152 10,464

(1) See Appendix for non-GAAP explanation and reconciliation Financial Results Operating And Free Cash Flow Unaudited ($ in thousands) 2020 2019 2019 2018 Change Change Net (Loss) Income Attributable to Shareholders of Crawford & Company $ (5,501) $ 8,751 $ (14,252) Goodwill Impairment 17,674 — 17,674 Arbitration and Claim Settlements — 11,352 (11,352) Loss on Disposition of Business 341 — 341 Depreciation and Other Non-Cash Operating Items 19,912 20,891 (979) Billed Receivables Change 5,473 (4,086) 9,559 Unbilled Receivables Change (7,000) (11,848) 4,848 Change in Accrued Compensation and 401K (13,959) (10,401) (3,558) Change in Accrued and Prepaid Income Taxes (6,806) (563) (6,243) Other Working Capital Changes 5,054 (5,012) 10,066 U.S. and U.K. Pension Contributions (3,156) (345) (2,811) Cash Flows from Operating Activities 12,032 8,739 (3,293) Property & Equipment Purchases, net (5,476) (3,279) (1,747) Capitalized Software (internal and external costs) (8,823) (4,369) (4,454) Free Cash Flow1 $ (2,267) $ 641 $ (2,908) For the year to date periods ended June 30,

2020 Priorities Conclusion Employee Health & Safety Protect our workforce first and foremost Customer Excellence Provide best-in-class service to our clients regardless of the global environment Brands, Relationships & Differentiation Maintain industry leadership through our innovations and market leading solutions Future Growth Deliver superior results for our shareholders

9,000 50,000+ 70 $18B+ Employees Field Resources Countries Claims Managed Annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions.

Appendix: Non-GAAP Financial Information

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, loss on disposition of business, arbitration and claim settlements, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock-based compensation expense and foreign exchange fluctuations. Additionally, adjustments for non-recurring expenses for goodwill impairment, restructuring costs, loss on disposition of business, and arbitration and claim settlements have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the goodwill impairment, restructuring costs, loss on disposition of business, arbitration and claim settlements, and foreign exchange impacts, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   Six Months Ended (in thousands) June 30, 2020   June 30, 2019   June 30, 2020   June 30, 2019 Geographic Area Currency USD equivalent % of total   USD equivalent % of total   USD equivalent % of total   USD equivalent % of total U.S. USD $ 131,888 56.3% $ 146,525 57.0%   $ 266,336 56.4% $ 286,115 56.5% U.K. GBP 32,561 13.9% 31,534 12.3%   64,943 13.8% 63,123 12.8% Canada CAD 20,852 8.9% 28,803 11.2%   46,072 9.8% 58,687 12.1% Australia AUD 18,779 8.0% 19,319 7.5%   34,324 7.3% 35,574 6.6% Europe EUR 14,019 6.0% 13,320 5.2%   27,408 5.8% 26,185 5.2% Rest of World Various 16,317 6.9%   17,380 6.8%   32,864 6.9%   34,255 6.8% Total Revenues, before reimbursements $ 234,416 100.0% $ 256,881 100.0%   $ 471,947 100.0% $ 503,939 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Revenues Before Reimbursements Total Revenues $ 234,416 $ 256,881 Reimbursements (8,459) (10,965) Revenues Before Reimbursements $ 242,875 $ 267,846 Costs of Services Provided, Before Reimbursements Total Costs of Services $ 163,598 $ 174,927 Reimbursements (8,459) (10,965) Costs of Services Provided, Before Reimbursements $ 172,057 $ 185,892 Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Operating Earnings: Crawford TPA Solutions $ 3,171 $ 5,026 Crawford Claims Solutions 2,789 1,710 Crawford Specialty Solutions 13,993 12,612 Unallocated corporate and shared costs and credits, net (1,709) 3,170 Consolidated Operating Earnings 18,244 22,518 (Deduct) Add: Net corporate interest expense (2,452) (2,468) Stock option expense (286) (413) Amortization expense (2,732) (2,802) Arbitration and claim settlements — (11,352) Loss on disposition of business (341) — Income tax provision (6,311) (2,859) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (224) 18 Net Income Attributable to Shareholders of Crawford & Company $ 5,898 $ 2,642

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA Quarter Ended Quarter Ended June 30, December 31, June 30, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Net income attributable to shareholders of Crawford & Company $ 5,898 $ 2,642 Add: Depreciation and amortization 9,390 10,226 Stock-based compensation 1,118 1,646 Net corporate interest expense 2,452 2,468 Arbitration and claim settlements — 11,352 Loss on disposition of business 341 — Income tax provision 6,311 2,859 Foreign exchange impacts 358 — Adjusted EBITDA $ 25,868 $ 31,193

Reconciliation of Non-GAAP Items (cont.) Net Debt June 30, December 31, December 31, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Net Debt Short-term borrowings $ 39,887 $ 28,531 Current installments of capital leases 38 15 Long-term debt and capital leases, less current installments 155,649 148,408 Total debt 195,574 176,954 Less: Cash and cash equivalents 59,958 51,802 Net debt $ 135,616 $ 125,152

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) June 30, 2020 December 31, 2019 June 30, 2019 December 31, 2018 Segment gross profit: Crawford TPA Solutions $ 19,762 $ 23,678 Crawford Claims Solutions 19,004 19,553 Crawford Specialty Solutions 25,083 25,223 Segment gross profit 63,849 68,454 Segment indirect costs: Crawford TPA Solutions (16,591) (18,652) Crawford Claims Solutions (16,215) (17,843) Crawford Specialty Solutions (11,090) (12,611) Unallocated corporate and shared costs, net (1,709) 3,170 Consolidated operating earnings 18,244 22,518 Net corporate interest expense (2,452) (2,468) Stock option expense (286) (413) Amortization expense (2,732) (2,802) Arbitration and claim settlements — (11,352) Loss on disposition of business (341) — Income tax provision (6,311) (2,859) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (224) 18 Net income attributable to shareholders of Crawford & Company $ 5,898 $ 2,642

27

Reconciliation of Second Quarter Non-GAAP Results

Three Months Ended June 30, 2020

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 234,416	$ 18,244	$ 12,433	$ 5,898	$ 0.11	$ 0.11
Adjustments:						
Income tax impact of first quarter goodwill impairment	—	—	—	2,206	0.04	0.04
Loss on disposition of business	—	—	341	265	—	—
Foreign exchange fluctuations	5,832	407	358	384	0.01	0.01
Non-GAAP Adjusted	$ 240,248	$ 18,651	$ 13,132	$ 8,753	$ 0.16	$ 0.16

Three Months Ended June 30, 2019

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 256,881	$ 22,518	$ 5,483	$ 2,642	$ 0.06	$ 0.04
Adjustments:						
Arbitration and claim settlements	—	—	11,352	8,389	0.15	0.15
Non-GAAP Adjusted	$ 256,881	$ 22,518	$ 16,835	$ 11,031	$ 0.21	$ 0.19

Crawford